SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported)    January 27, 1999
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                      Research Partners International, Inc.
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               (Exact name of Registrant as specified in Charter)



      Delaware                    0-21105                     31-3414302
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(State or other jurisdiction    (Commission File           (IRS Employer
 of incorporation)               Number)                    Identification No.)



One State Street Plaza, 24th Fl., New York, NY                    10004
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (212) 509-3800
                                                          -----------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.           Other Events

     By press release dated January 27, 1999, Research Partners International, Inc. (the "Registrant") announced the termination of the proposed merger of RPII Acquisition Corporation, a wholly-owned subsidiary of the Registrant, with and into Gaines, Berland Inc. The proposed merger, and related merger agreement dated November 8, 1998, was terminated by mutual consent of the parties to the merger agreement.

         The press release of Registrant announcing the termination of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           Exhibits

         (a)      Exhibits

         Exhibit Number             Description

                  99.1              Press Release dated January 27, 1999


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 5, 1999            REGISTRANT

                                    Research Partners International, Inc.


                                        /s/ Peter R. Kent
                                    By:  _______________________________
                                         Peter R. Kent,
                                         Executive Vice President and
                                         Chief Operating Officer


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                                  EXHIBIT INDEX


Exhibit Number             Description

         99.1              Press Release dated January 27, 1999

                                        4

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